EQ ADVISORS TRUSTSM

Multimanager Technology Portfolio – Class IA and IB Shares

SUPPLEMENT DATED MAY 1, 2017 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2017

This Supplement updates certain information contained in the Summary Prospectus, dated May 1, 2017 of the Multimanager Technology Portfolio, a series of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding the portfolio managers of the Multimanager Technology Portfolio (the “Portfolio”).

Information Regarding

Multimanager Technology Portfolio – Class IA and IB Shares

The table in the section of the Summary Prospectus, entitled “Who Manages the Portfolio – Investment Adviser: FMG LLC is hereby deleted in its entirety and replaced with the following information:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	February 2010
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011
Miao Hu, CFA®	Assistant Portfolio Manager of FMG LLC	May 2016